Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 51,850,897.70
Previously Paid Amount	0.00
Total Fee Amount	7,938.38
Total Offset Amount	0.00
Net Fee	$ 7,938.38